UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 21, 2018

FISION Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-53929	27-2205792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. Sixth Street, Suite 308 B Minneapolis, Minnesota	55403
(Address of principal executive offices)	(Zip Code)

(612) 927-3700

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

First Amended and Restated Agreement and Plan of Merger

On December 21, 2018, registrant Fision Corporation, a Delaware corporation (“Fision”) entered into a First Amended and Restated Agreement and Plan of Merger (the “Amended Merger Agreement”), by and among Fision, CLF Merger Sub LLC, a New Jersey limited liability company and wholly owned subsidiary of Fision (“Merger Sub”), and Continuity Logic L.L.C., a New Jersey Limited Liability Company (“Continuity Logic”), which amended the original Agreement and Plan of Merger dated August 3, 2018 (the “Original Merger Agreement”). The Amended Merger Agreement provides for Fision to acquire Continuity Logic through a merger transaction whereby Merger Sub will be with and into Continuity Logic (the “Merger”), whereupon the owners of Continuity Logic will receive shares of common stock of Fision, in addition to warrants, as sole consideration for their ownership of Continuity Logic, and Continuity Logic will become a wholly owned subsidiary of Fision. The Merger is expected to close on or around December 31, 2018, but subject to approval by the members of Continuity Logic LLC.

Pursuant to the Amended Merger Agreement, the pre-merger shareholders of Fision as a group and the pre-merger equity owners of Continuity Logic as a group will each own approximately 50% of the post-merger shares of outstanding common stock of Fision. The Closing Date for the Merger will be as soon as practicable after satisfaction or waiver of all terms and conditions of the First Amendment, although either Fision or Continuity Logic will have the right to terminate the Merger Agreement after December 31, 2018 if it is not completed by that date.

The Amended Merger Agreement contains the following material changes to the Original Merger Agreement:

i) Options of Continuity Logic -- Upon effectiveness of the Merger, all outstanding pre-merger options to acquire equity interests of Continuity Logic will be converted into stock options to purchase shares of common stock of Fision pursuant to a formula set forth in the Amended Merger Agreement. Also upon effectiveness of the merger, any unvested options of Continuity Logic shall automatically and immediately become vested. Fision estimates that after conversion, these Continuity Logic options will convert into Fision stock options to purchase a total of approximately no common shares of Fision (the “Merger Options”).

ii) Conversion of Equity Interests of Continuity Logic -- Section 1.04 of the Amended Merger Agreement was revised to set forth in more detail the manner of conversion of Continuity Logic equity interests into common shares of Fision. Continuity Logic has two types of holders of membership interests: , Common Unit Holders and Incentive Unit Holders. The terms of conversion of these Common Unit Holders and Incentive Unit Holders into shares of common stock of Fision are included in a set of formulas in Section 1.04(g) of the Amended Merger Agreement.

iii) Contingent Consideration -- Section 1.06 of the Amended Merger Agreement provides for additional contingent consideration to be paid to Unit Holders of Continuity Logic in Fision common shares pursuant to a formula set forth in the Amended Merger Agreement based on the number of Merger Options that are unexercised as of their expiration date.

iv) Change in Management – Upon effectiveness of the Merger, the Board of Directors of Fision will consist of four directors consisting of Michael Brown and John Bode (current directors of Fision), Laurence Mascera (currently a director of Continuity Logic) and Daniel Dorsey.

The foregoing description of the Amended Merger Agreement is not complete and is qualified in its entirety by the actual terms of the Amended Merger Agreement, a copy of which is attached as an exhibit hereto, and is incorporated herein by reference.

The foregoing description of the Amended Merger Agreement is not complete and is qualified in its entirety by the actual terms of the Amended Merger Agreement, a copy of which is attached as an exhibit hereto, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 26, 2018, for purposes of Regulation FD, Fision issued certain preliminary pro forma capitalization information showing the anticipated effect, as of December 26, 2018, of the Merger and related transactions on the capital structure of Fision based on the capitalization of Fision as of December 21, 2018. Such information is set forth in a schedule attached hereto as Exhibit 99.1 and is based solely on assumptions and expectations of Fision’s management as of the date of this Form 8-K, and such capitalization numbers could change based on various factors, including the issuance of new shares for cash, the conversion of outstanding debt into shares, the amount of funds raised in the concurrent debt offering, among other items. The information in this Item 7.01 shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

2.2	First Amended and Restated Agreement and Plan of Merger dated December 21 , 2018, by and among Fision Corporation, CLF Merger Sub LLC, and Continuity Logic, L.L.C.
99.1	Preliminary Pro Forma Capitalization Information (not filed for purposes of the Securities Exchange Act of 1934, as amended).

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Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” “targets,” or other similar expressions. Such statements may include, but are not limited to, statements about the adjustments to the Company’s valuation allowance for the deferred tax asset balances, future financial and operating results, any need to restate financial statements and related matters, the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

Forward-looking statements are subject to significant known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to the potential outcome of any strategic initiatives we pursue. Risks and uncertainties relating to the Restatement due to the error in the valuation allowance for deferred tax assets include: the timing of and definitive findings regarding the Company’s assessment of the error in its valuation allowance, including the expected materiality of the adjustments; whether any additional accounting errors or other issues are identified; reactions from the Company’s creditors, stockholders, or business partners; potential delays in the preparation of restated financial statements; our ability to remediate control deficiencies and material weaknesses, and the timing and expense of such remediation; our ability to successfully negotiate and obtain any necessary waivers, amendments and / or forbearances (including any extensions of the foregoing) to credit and financing arrangements and the impact on our business should we fail to obtain such waivers, amendments and / or forbearances; and the impact and result of any litigation or regulatory inquiries or investigations related to the findings of the Company’s assessment or the Company’s Restatement. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described above and in more detail under the heading “Risk Factors” in the Company’s annual and quarterly reports filed with the SEC.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter except as otherwise required under the federal securities laws.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISION CORPORATION (Registrant)

Dated: December 26, 2018	By:	/s/ Garry Lowenthal
Garry Lowenthal, Chief Financial Officer

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